Exhibit 99.1

Pacific Special Acquisition Corp. Announces Record Date for Special Meeting of Shareholders

to Approve Business Combination

NEW YORK and SHANGHAI, July 7, 2017

Pacific Special Acquisition Corp. (“Pacific”, NASDAQ: PAACU, PAAC, PAACR and PAACW), today announced that Pacific has set a record date of July 14, 2017 for the special meeting of shareholders (the “Special Meeting”) to approve Pacific’s proposed business combination with Borqs International Holding Corp (“Borqs”). The Pacific’s shareholders at the close of business on the record date are entitled to receive notice of the Special Meeting and to vote the ordinary shares owned by them at the Special Meeting and at any adjournment or postponement thereof.

As announced previously, Pacific intends to merge its wholly-owned subsidiary, PAAC Merger Subsidiary Limited (“Merger Sub”), an exempted company incorporated under the laws of the Cayman Islands, with and into Borqs International Holding Corp (“Borqs International”), which conducts part of its business through its subsidiaries and its variable interest entity Beijing Big Cloud Network Technology Co., Ltd. and its subsidiaries (the “Business Combination”). Pursuant to the Business Combination, Merger Sub will merge with and into Borqs International, which shall be the surviving company. Following the Business Combination, Pacific will be renamed Borqs Technologies, Inc.; while proposed ticker symbol for the ordinary shares and warrants on the Nasdaq Capital Market will be ““BRQS” and “BRQSW,” respectively.

At the Special Meeting, and at any adjournment or postponement thereof, shareholders will be asked to approve and adopt the previously-announced merger agreement, dated as of December 27, 2016, as amended on May 10, 2017 and June 29, 2017, by and between Pacific, Merger Sub, Borqs, and certain purchaser and seller representatives, and such other proposals as disclosed in the proxy statement relating to the Special Meeting. If the Business Combination is approved by Pacific’s shareholders, Pacific anticipates closing the Business Combination shortly after the Special Meeting subject to the satisfaction or waiver (as applicable) of all other closing conditions.

About Pacific

Pacific is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. Pacific’s efforts to identify a target business have not been limited to a particular industry or geographic region, although it intends to focus efforts on seeking a business combination with a company or companies that have their primary operations located in Asia, with an emphasis on China. Pacific is sponsored by Zhengqi International Holding Limited, a subsidiary of Pacific Securities Co. Ltd., a publicly traded company in China (Ticker 601099.SS). LH Group Holdings Inc., the largest shareholder of Pacific Securities Co. Ltd., invests in financial services, clean energy as well as golf course and resort businesses globally and currently has billions of U.S. dollars in assets.

About Borqs

Borqs is recognized as a global leader in smart connected devices and IoT solutions. Deloitte named Borqs as one of the fastest growing technology companies in China & Asia Pacific in 2011, 2012 and 2013. In 2013, 2014 and 2015, Borqs was named Company of the Year for Innovation & Leadership in Mobile Technology for Asia Pacific from the International Alternative Investment Review. Recently Borqs received the “50 Most Promising IoT Solution Providers 2016” recognition from CIO Review magazine.

Borqs has a proven track record in design, development and commercial shipments of various Android devices and is a Google GMS licensed partner. Qualcomm Technologies, Inc. has chosen to work with Borqs for its Android based platforms. Borqs is one of the companies that Qualcomm Technologies is working with in the wearables segment and is pursuing multiple smartwatches and connected kid watches based on Qualcomm® Snapdragon™ Wear*. Additionally, Borqs launched the FDD/TDD combined carrier aggregation high speed 4G Android phone for Reliance Jio in India.

Borqs’ broad customer base and target markets include OEMs such as Vizio and Fossil, operators like AT&T and Sprint in the U.S. and Reliance Jio in India, and IoT solution providers to restaurants and the utility, public safety and hospitality categories.

Borqs believes that its modular platform architecture and its ability to tailor Android for various vertical applications and form factors, together with its flexible BorqsWare platform, are keys to its success. Borqs has a pipeline of products ranging from tablets, phones, smartwatches, smart appliances, POS terminals and digital signage to in-vehicle infotainment (IVI), for various well known international brands.

Additional Information

The proposed merger between Borqs and Pacific will be submitted to the shareholders of Pacific for their approval. In connection with that approval, Pacific filed with the Securities and Exchange Commission (the “SEC”) a preliminary proxy statement on February 13, 2017, as amended on each of May 19, 2017 and July 3, 2017, containing information about the proposed merger and the respective businesses of Borqs and Pacific. After the SEC completes its review of the preliminary proxy statement, Pacific intends to file with the SEC a definitive proxy statement in connection with the proposed merger and other matters and will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date to be established for voting on the proposed merger.

Shareholders of Pacific and other interested persons are advised to read the preliminary proxy statement filed with the SEC and, once available, any amendments thereto and the definitive proxy statement, in connection with Pacific’s solicitation of proxies, because these documents will contain important information. Such persons can also read Pacific’s annual report on Form 10-K for the fiscal year ended June 30, 2016 for a description of the security holdings of Pacific’s officers and directors and their respective interests as security holders in the successful consummation of the proposed merger, and other information. Pacific’s definitive proxy statement will be delivered to shareholders of Pacific as of a record date to be established for voting on the proposed merger and other matters as set forth in the definitive proxy statement. Shareholders will also be able to obtain a free copy of the proxy statement, as well as other filings containing information about Pacific, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the proxy statement and other filings with the SEC can also be obtained, without charge, by directing a request to Pacific at 855 Pudong South Road, the World Plaza, 27th Floor, Pudong, Shanghai, China, 200120.

Participants in the Solicitation

Pacific and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Pacific’s shareholders in respect of the proposed merger. Information regarding Pacific’s directors and executive officers is available in its annual report on Form 10-K for the fiscal year ended June 30, 2016 and in Pacific’s preliminary proxy statement filed with the SEC on February 13, 2017, as amended on each of May 19, 2017 and July 3, 2017. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be contained in the definitive proxy statement relating to the transaction with Borqs when it becomes available and which can be obtained free of charge from the sources indicated above.

Disclaimer

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Pacific or Borqs, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Forward-Looking Statements

This press release includes “forward-looking statements” that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as “expects”, “believes”, “anticipates”, “intends”, “estimates”, “seeks”, “may”, “might”, “plan”, “possible”, “should” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect both Borqs’ and Pacific’s managements’ current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. Such factors include, among other things: the possibility that the merger will not close or that the closing may be delayed because conditions to the closing may not be satisfied, including shareholder and other approvals; the performances of Pacific and Borqs; the ability of the combined company to meet the NASDAQ Capital Market's listing standards; the reaction of Borqs customers to the merger; unexpected costs, liabilities or delays in the transaction; the outcome of any legal proceedings related to the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; and general economic conditions. In addition, please refer to the Risk Factors section of Pacific's Proxy Statement and its Forms 10-K and 10-Q for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward-looking statements. Except as expressly required by applicable securities law, Pacific disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Contact:

Pacific Special Acquisition Corp.
+1 646-512-5674 or +86 21-61376584

Zhouhong Peng
Chief Executive Officer
pengzh@tpyzq.com

or

Yaqi Feng
Chief Operating Officer
fengyq@tpyzq.com

* Qualcomm and Snapdragon are trademarks of Qualcomm Incorporated, registered in the United States and other countries. Snapdragon Wear is a trademark of Qualcomm Incorporated.